UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016 (May 10, 2016)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.
Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 10, 2016, Forward Air Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”), at which the Company’s shareholders approved five proposals. The proposals are described in detail in the Proxy Statement.
Proposal 1
The Company’s shareholders elected nine individuals to the Board of Directors, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce A. Campbell	28,043,249	391,943	983,843
C. Robert Campbell	28,380,608	54,584	983,843
C. John Langley, Jr.	28,179,328	255,864	983,843
Tracy A. Leinbach	28,323,667	111,525	983,843
Larry D. Leinweber	28,315,641	119,551	983,843
G. Michael Lynch	27,852,160	583,032	983,843
Ronald W. Allen	28,383,627	51,565	983,843
Douglas M. Madden	28,387,407	47,785	983,843
R. Craig Carlock	28,304,680	130,512	983,843

Proposal 2
The Company’s shareholders approved the Company’s 2016 Omnibus Incentive Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,404,800	1,024,591	5,801	983,843

Proposal 3
The Company’s shareholders approved the Company’s 2016 Amended and Restated Non-Employee Director Stock Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,531,915	896,816	6,461	983,843

Proposal 4
The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016, as set forth below:

Votes For	Votes Against	Abstentions
28,319,471	1,094,794	4,770

Proposal 5
The Company’s shareholders voted to approve an advisory resolution on the Company’s executive compensation (“Say on Pay” vote), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,865,549	563,853	5,790	983,843

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

No.	Exhibit
10.1	Form of Non-Employee Director Restricted Stock Units Agreement under the registrant’s Amended and Restated Non-Employee Director Stock Plan

No.	Exhibit
10.2	Form of Non-Employee Director Restricted Stock Agreement under the registrant’s Amended and Restated Non-Employee Director Stock Plan

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: May 10, 2016	By:	/s/ Rodney L. Bell
Rodney L. Bell Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

No.	Exhibit
10.1	Form of Non-Employee Director Restricted Stock Units Agreement under the registrant’s Amended and Restated Non-Employee Director Stock Plan

No.	Exhibit
10.2	Form of Non-Employee Director Restricted Stock Agreement under the registrant’s Amended and Restated Non-Employee Director Stock Plan